UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

APPLERA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Deal Consideration

The information below is being provided to illustrate the application of Section 2.1(a)(iv) of the Merger Agreement (the “Merger Agreement”), dated as of June 11, 2008, among Invitrogen Corporation (“Invitrogen,” “IVGN”) (NASDAQ: IVGN), a Delaware corporation, Atom Acquisition, LLC4, a Delaware limited liability company and a direct wholly owned Subsidiary of Parent, and Applera Corporation (“Applera”), a Delaware corporation, with respect to its Applied Biosystems Group (NYSE: ABI). The information provided below is for illustrative purposes only and is not intended to be predictive or indicative of the future price of Invitrogen common stock or the potential payment, if any, of additional cash consideration to any stockholder of Applera who elects to receive all or a portion of the merger consideration in the form of Invitrogen common stock. For a description of the merger consideration payable to Applera stockholders, please refer to Section 2.1 of the Merger Agreement, filed as Exhibit 2.1 to Applera’s current report on Form 8-K/A (File No. 001-04389), filed with the Securities and Exchange Commission on June 23, 2008.

IVGN Price	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$43.69	$44.00	$44.50	$45.00	$45.50	$46.00	$47.00	$48.00

Cash	$18.15	$18.15	$18.15	$18.15	$18.15	$18.15	$18.15	$18.15	$18.01	$17.78	$17.56	$17.33	$17.10	$17.10	$17.10

Stock Value Based on Fixed Exchange Ratio of 0.4543x	$16.81	$17.27	$17.72	$18.17	$18.63	$19.08	$19.54	$19.85	$19.99	$20.22	$20.44	$20.67	$20.90	$21.35	$21.81

Total Value to ABI Shareholders	$34.96	$35.41	$35.87	$36.32	$36.78	$37.23	$37.69	$38.00	$38.00	$38.00	$38.00	$38.00	$38.00	$38.45	$38.91

Notes:

1.

Each share of ABI common stock will be converted into the right to receive $17.10 in cash and 0.4543 of a share of Invitrogen’s common stock (which would result in consideration with a total value of $38 per share in the event that the Invitrogen common stock were trading at $46 per share), unless an Applera stockholder elects to receive either all cash or only Invitrogen shares, subject to proration

2.

An ABI stockholder electing to receive all or part of the merger consideration in Invitrogen shares will be entitled to receive an additional cash payment if the arithmetic average of the volume weighted average price of Invitrogen’s common stock on each trading day during the 20 consecutive trading days immediately preceding the third business day prior to the effective time of the merger (the “20-day VWAP”) is less than $46.00 per share. The amount in cash will be equal to the product of (x) the portion of a share of Invitrogen common stock which such holder has the right to receive (.4543, in the case of each share receiving the basic mixed consideration described above, and greater for any ABI stockholder electing to receive only Invitrogen shares) multiplied by (y) the lesser of (A) $46.00 minus the 20-day VWAP and (B) $2.31

3.

If the 20-day VWAP of Invitrogen common stock is less than $43.69 per share, there will not be any cash paid in addition to the amount calculated as described above. There also will not be any adjustment in the merger consideration if the VWAP for Invitrogen common stock exceeds $46.00 per share. ABI stockholders who receive cash only, or $38 per share, also will not receive any additional amounts

4.	Atom Acquisition, LLC, a Delaware limited liability company is a wholly-owned subsidiary of Invitrogen Corporation formed to merge with Applera Corporation at closing.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document is being provided pursuant to and in compliance with Rules 165 and 425 of the Securities Act of 1933 and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. In connection with the proposed transaction, Invitrogen Corporation and Applera Corporation expect to file a proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Invitrogen and Applera’s Applied Biosystems Group and the proposed transaction. The final joint proxy statement/prospectus will be mailed to shareholders of Invitrogen and Applera’s Applied Biosytems Group. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations 5791 Van Allen Way, Carlsbad, CA 92008, or from Applied Biosystems by directing such requests to: Applied Biosystems, Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

PARTICIPANTS IN THE SOLICITATION

Invitrogen and Applera and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available.

Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Invitrogen Investor Relations, telephone: 760-603-7200 or on Invitrogen’s website at http://www.invitrogen.com or Applied Biosystems’s website: at http://www.appliedbiosystems.com.

* * *

FORWARD LOOKING STATEMENTS

Some statements made by Applera Corporation (the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Invitrogen will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and Invitrogen.  The Company and Invitrogen will mail the joint proxy statement to their respective stockholders.  Investors and security holders are urged to read the joint proxy statement when it becomes available because it will contain important information.  You may obtain a free copy of the joint proxy statement (when available) and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The joint proxy statement (when it is available) and the other documents may also be obtained for free at the Company’s website at http://www.applera.com or at Invitrogen’s website at http://www.invitrogen.com.

PARTICIPANTS IN THE SOLICITATION

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the merger will be set forth in the joint proxy statement when it is filed with the SEC.  You can find information about Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on September 6, 2007.  You can find information about Invitrogen’s executive officers and directors in its definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.